                               SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a) of the
                         Securities and Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                      NBI, Inc.
--------------------------------------------------------------------------------
                   (Name of Regsitrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
    (1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchanged Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

    (5)  Total fee paid:

         ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount previously paid:

         ----------------------------------------------------------------------

    (2)  Form, schedule or registration statement number:

         ----------------------------------------------------------------------

    (3)  Filing party:

         ----------------------------------------------------------------------

    (4)  Date filed:

         ----------------------------------------------------------------------

                                      NBI, INC.
                               ------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD DECEMBER 5, 1997

                               ------------------------


    The Annual Meeting of Stockholders of NBI, Inc., a Delaware corporation
(the "Company"), will be held on Friday, December 5, 1997, at 4:00 p.m., Eastern Time, at the Belle Vernon Holiday Inn, I-70 and Highway 51, Belle Vernon, Pennsylvania, for the following purposes:

    1.   To elect two directors to the Company's Board of Directors.

    2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business on October 3, 1997, will be entitled to notice of and to vote at the meeting. The minutes of the last Annual Stockholders' Meeting and the stockholders' list of their share eligibility to vote at the 1997 Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, for a period of 10 days prior to the annual meeting.

    Shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.


                                       By Order of the Board of Directors



                                       Marjorie A. Cogan
                                       Secretary


Longmont, Colorado
November 7, 1997

--------------------------------------------------------------------------------
                                      YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.

--------------------------------------------------------------------------------

                                      NBI, INC.
                           1880 INDUSTRIAL CIRCLE, SUITE F
                              LONGMONT, COLORADO  80501

                  --------------------------------------------------

                                   PROXY STATEMENT

                  --------------------------------------------------


SOLICITATION, EXERCISE AND REVOCABILITY OF PROXY

    The enclosed proxy is solicited by the Board of Directors of NBI, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, December 5, 1997, or at any adjournment or postponement thereof. The meeting will be held at 4:00 p.m., Eastern Time, at the Belle Vernon Holiday Inn, I-70 and Highway 51, Belle Vernon, Pennsylvania. It is anticipated that this proxy statement and the accompanying form of proxy will first be mailed to the stockholders of the Company on or about November 7, 1997. The Company's principal executive offices are located at 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, and its telephone number at those offices is (303) 684-2700.

    A proxy is revocable at any time, before it is voted, by written notice to the Company, grant of a subsequent proxy, or voting at the meeting in person. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not properly revoked before they are voted) will be voted for the election of the two nominees to the Board of Directors named elsewhere herein and in the discretion of the Board of Directors as to such other business as may come before the meeting. In the event a stockholder specifies a different choice on his proxy, his shares will be voted in accordance with the specifications so made. Abstentions and broker non-votes are counted toward a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting, as to such proposal, and, therefore, are not counted for purposes of determining whether a proposal has been approved.


COST OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company.

VOTING

    Only stockholders of record at the close of business on October 3, 1997, will be entitled to vote at the meeting. On that date there were 8,088,320 shares of the Company's common stock issued and outstanding, entitled to one vote per share. Stockholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half the shares voting for the election of directors can elect all the directors if they choose to do so. On all matters, a favorable vote consists of a simple majority of the votes represented at a meeting at which a quorum is present. The Company believes that as of October 3, 1997, the approximate number of stockholders of record of its common stock was 1,270. This includes shares held in nominee or "street" accounts.

    The Board of Directors knows of only four stockholders owning more than five percent of the outstanding voting securities of the Company: Jay H. Lustig, the Chairman of the Board and Chief Executive Officer of the Company, Hakatak Enterprises, Inc., Harry J. and Patricia S. Brown and Transamerica Occidental Life Insurance Company. SEE "Beneficial Ownership of Common Stock." While the Company has no knowledge of any other stockholders owning more than five percent of the outstanding voting securities of the Company, the Company believes it is possible such holders exist as a result of the Company's prior stock repurchase program.

                                ELECTION OF DIRECTORS

    At the time of the annual meeting, the Board of Directors will consist of two incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of stockholders and until their successors are elected and qualified.


INFORMATION CONCERNING DIRECTORS

    Jay H. Lustig and Martin J. Noonan, both incumbent directors, have been nominated by the Board of Directors for election. Both nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that either nominee will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding nominees and directors is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

      NAME             AGE     PRINCIPAL OCCUPATION               DIRECTOR SINCE
      ----             ---     --------------------               --------------

   Jay H. Lustig        42     President, J.H.L. Holdings         February 1992
   Martin J. Noonan     45     Managing Director of NBI, Inc.     April 1994

    JAY H. LUSTIG, Chairman of the Board and Chief Executive Officer, has been President of J.H.L. Holdings, an investment management firm since 1989. He is also President of Equibond, Inc., a stock brokerage firm formed in 1995. In addition, he is Chairman of the Board of National Bancshares Corporation of Texas, a three-bank holding company in Laredo, Texas.

    MARTIN J. NOONAN, Director, has been Managing Director of NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has been with the Company for eleven years in various management positions including General Manager of the systems integration operation from June 1992 to June 1993, and Director of Marketing from September 1986 to June 1992.

    Any stockholder who desires to propose a candidate for board membership to be considered at the 1998 Annual Meeting of Stockholders should send, to the attention of the Secretary of the Company, a signed letter of recommendation containing the name and address of the proposing stockholder and the proposed candidate (SEE "Stockholder Proposals") and setting forth the complete business, professional and educational background of the proposed candidate.

COMMITTEES, ATTENDANCE, NOMINATIONS

    The Company has standing audit, compensation and nominating committees, each of which consists of Mr. Lustig and Mr. Noonan. The nominating committee is responsible for the nomination of persons whose names shall appear on the ballot for election of directors. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The compensation committee approves salaries and other compensation arrangements for the officers of the Company; however, Mr. Lustig does not vote on matters relating to his compensation. These committees did not meet during fiscal year 1997; however, these issues were discussed at regular board meetings.

    The Company's Board of Directors met three times during fiscal year 1997, including telephone meetings. Both directors participated by personally or telephonically attending, during fiscal year 1997, all Board of Directors meetings.

EXECUTIVE OFFICERS

    JAY H. LUSTIG is the Chairman of the Board and Chief Executive Officer of the Company (the "Named Officer"). He has been on the Board since February 1992. Mr. Lustig has performed the functions of a chief executive officer since September 25, 1992, but only assumed the title of Chief Executive Officer on October 1, 1993, the effective date of his employment agreement with the Company. Prior to October 1, 1993, Mr. Lustig received no compensation for performing the functions of the chief executive officer.

    MARTIN J. NOONAN has been Managing Director of NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has been with the Company for eleven years in various management positions including General Manager of the systems integration operation from June 1992 to June 1993, and Director of Marketing from September 1986 to June 1992. He has been on the Board of Directors since April 1994.

    MARJORIE A. COGAN has been Corporate Controller and Secretary of NBI since May 1993, and Chief Financial Officer since October 1997, with the responsibility for managing the accounting and finance functions. She has been with NBI for ten years in various accounting positions, including Corporate Accounting Manager from February 1990 to May 1993. Prior to joining NBI, Ms. Cogan was an auditor with a Denver-based CPA firm for four years. Ms. Cogan graduated from Regis University SUMMA CUM LAUDE with a bachelor's degree in accounting and business administration. Ms. Cogan obtained her CPA license in 1983.

    MORRIS D. WEISS has been Senior Vice President and General Counsel since April 1997 with responsibilities for overseeing and managing the legal affairs of the Company. Prior to joining the Company, Mr. Weiss was a partner with the law firm of Weil, Gotshal & Manges, LLP from January 1994 until April 1997, and had been an associate at such firm since October 1985. In addition, Mr. Weiss has been General Counsel of Equibond, Inc., a stock brokerage firm, since April 1997, and Senior Vice President and General Counsel of National Bancshares Corporation of Texas since April 1997.

    The Company has no other executive officers as defined under the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

    Set forth below is information regarding the compensation of the Named Officer. The Company has no executive officers whose total annual salary and bonus exceeded $100,000.

    The summary compensation table set forth below contains information regarding the compensation of the Named Officer for services rendered in all capacities during fiscal years 1997, 1996 and 1995.


                              SUMMARY COMPENSATION TABLE


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation             Long Term Compensation

------------------------------------------------------------------------------------------------------------------

                                                      Other       Restricted
                                                      Annual         Stock         Securities         All Other
     Name and         Fiscal    Salary     Bonus      Compen-       Award(s)       Underlying       Compensation
Principal Position     Year      ($)        ($)      sation ($)       ($)          Options (#)          ($)
------------------------------------------------------------------------------------------------------------------
Jay H. Lustig,         1997    $60,000    $22,000        --            --              --                --
Chief Executive        1996    $60,000       --          --            --              --                --
Officer                1995    $60,000       --          --            --              --                --

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                          OPTION GRANTS IN LAST FISCAL YEAR

    No options were granted to the Named Officer during the fiscal year ended June 30, 1997.

    The following table shows that the Named Officer did not exercise stock options during the fiscal year ended June 30, 1997 and states the number of shares covered by both exercisable and non-exercisable stock options as of June 30, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION VALUES


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                               Value of Unexercised In-the-
                                                 Number of Securities             Money Options at FY-End
                 Shares                         Underlying Unexercised        ($) Exercisable/Unexercisable
               Acquired on       Value           Options at FY-End (#)                       (1)
    Name       Exercise (#)   Realized ($)     Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------
Jay H. Lustig      --              --        325,000(2)           100,000      $12,500                    $0

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(1) Based on the fair market value as of June 30, 1997 of the underlying shares of common stock of $.75 per share, less the per share exercise price.

(2) Includes director stand-alone options for 25,000 shares granted by the Company's Board of Directors during fiscal 1993 and 300,000 shares underlying options issued during fiscal 1994 in conjunction with the Named Officer's employment agreement. All options expire five years after the date of grant.

DIRECTOR COMPENSATION

    Directors who are not employees of the Company receive a fee of $1,000 per regular meeting, $500 per telephonic meeting, $500 per committee meeting (except when attended in conjunction with a Board meeting) and reimbursement of expenses incurred in attending meetings. No directors' fees were incurred during fiscal 1997, as all directors were also employees of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    The Company entered into an employment agreement effective October 1, 1993, with Jay H. Lustig (the "CEO Agreement"). Pursuant to the terms of the CEO Agreement, Mr. Lustig became an employee and Chief Executive Officer of the Company as of October 1, 1993. Under the terms of this agreement, the Company pays Mr. Lustig an annual salary of $60,000.

    Mr. Lustig's position as CEO of the Company is a part-time position to which he is required to dedicate no less than one-third of normal executive business hours. In addition to Mr. Lustig's salary, the CEO Agreement provides that the Company will pay Mr. Lustig an annual bonus of 10% of the Company's pre-tax profits, if any, derived from all sources, but only to the extent such 10% figure exceeds Mr. Lustig's base salary. Mr. Lustig remains eligible for such bonus for twelve months after his termination from the position of CEO.

    In addition to the salary and bonus described above, the CEO Agreement required that Mr. Lustig be granted a non-qualified stock option to purchase 400,000 shares of the Company's common stock at an exercise price of $.77 per share. Such price was approximately 400% of certain historic trading levels of the Company's common stock. This option was effective as of October 1, 1993, was fully vested as of October 1, 1997 and is still outstanding.

    The CEO Agreement runs for one year terms which automatically renew on July 1, unless terminated in writing by a majority of the Board of Directors prior to such renewal date. As there was no action to terminate the CEO Agreement, it automatically renewed for an additional one year term on July 1, 1997.

    Effective April 7, 1997, the Company entered into a consulting agreement with Morris D. Weiss. The agreement is for an initial term of three years and automatically renews for successive one year periods unless one of the parties elects not to extend the agreement. The agreement provides for Mr. Weiss to be paid an annual consulting fee of $75,000 and requires the Company to grant Mr. Weiss a stock option on terms similar to those available to other senior executives. Subsequent to the end of the Company's fiscal year, Mr. Weiss was granted an option to acquire 100,500 shares of common stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of October 3, 1997 by (i) persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director and nominee for director, (iii) each Named Officer and (iv) all executive officers and directors as a group. A person is deemed to be a beneficial owner of common stock that can be acquired by such person within 60 days from October 3, 1997 upon the exercise of warrants or options.

                                            Amount and
                                            Nature of                Total as
          Name and Address of               Beneficial               Percent
          Beneficial Owner                  Ownership                of Class
         ------------------                -----------              ----------

         Jay H. Lustig                     1,874,565 (1)             19.90%
         P.O. Box 505
         Belle Vernon, PA  15012

         Martin J. Noonan                  100,500 (2)                1.23%
         1880 Industrial Circle, Suite F
         Longmont, CO  80501

         Hakatak Enterprises, Inc.         928,645                   11.48%
         PO Box 1623
         Pacific Palisades, CA  90272

         Harry J. and Patricia S. Brown    1,041,000                 12.87%
         16079 Mesquite Circle
         Fountain Valley, CA  92708

         Tranamerica Occidental Life
            Insurance Co.                   445,029                    5.50%
         1150 Olive Street
         Los Angeles, CA  90015

         All Executive Officers and
            Directors as a Group
            (4 persons)                     2,090,765 (3)             21.72%


(1) Includes 400,000 shares issuable upon exercise of options and 935,000 shares issuable upon exercise of warrants. Also includes 324,565 shares owned by an investment partnership in which he has an ownership interest and as to which he has sole voting and investment power.

(2) Consists of 100,500 shares issuable upon exercise of options.

(3) Includes 601,000 shares issuable upon exercise of options and 935,000 shares issuable upon exercise of warrants.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes all forms required by Section 16(a) during the fiscal year ended June 30, 1997 were timely filed, except as follows:
Mr. Lustig, as to one late report covering three transactions, and Mr. Weiss, as to the late report of his initial ownership position.

                              RELATED PARTY TRANSACTIONS

    In February 1995, the Company entered into an agreement to acquire 80% of the outstanding stock of Krazy Colors, Inc., a small children's paint manufacturing company, effective as of January 1, 1995. Prior to this agreement the Company's Chief Executive Officer (CEO), Jay H. Lustig, owned 55% of the outstanding stock of the manufacturer. Under the purchase agreement, the Company paid $288,000 in cash for the stock, including $158,000 paid to NBI's CEO. In addition, the sellers are eligible to receive continuing annual royalty payments equal to a specified percentage of annual gross margin. Royalties are calculated based upon gross margin in excess of $150,000 in any calendar year and will be earned at the rate of twenty percent when the gross margin is greater than $150,000 and less than or equal to $300,000, twenty-five percent when the gross margin is greater than $300,000 and less than or equal to $450,000, and thirty percent when the gross margin is greater than $450,000. NBI's CEO will receive 55% of any such royalty payments. The Company has the right to buy out the royalty interest after five years, at a price equal to the higher of five times the average annual royalties paid for the preceding five years or 3.6 times the highest annual royalty payment for any of the preceding five years. No royalties were incurred by the Company during the fiscal years ended June 30, 1997 and 1996. In conjunction with the purchase agreement, the sellers were issued warrants to purchase a total of 1.7 million shares of NBI's common stock, including warrants to purchase 935,000 shares issued to the Company's CEO, at a price of $.89 per share. These warrants are exercisable through December 31, 2002.

    During fiscal 1997 and 1996, the Company utilized a stock brokerage firm, which is 100% owned by its CEO, to execute certain transactions on its behalf. However, NBI uses another unrelated company to act as custodian and clearing firm for its investment assets. Gross revenues earned by the brokerage firm related to investment transactions by NBI in fiscal 1997 and 1996, totaled $90,000 and $89,000, respectively, on purchase and sale transactions totaling $47,968,000 and $26,988,000, respectively, before fees.


    During the first quarter of fiscal 1998, the Company borrowed $50,000 from its CEO for working capital needs. Then, in October 1997, the Company borrowed an additional $50,000 from its CEO. The borrowings are subject to the terms of a revolving promissory note which provides for interest to be paid at the rate of ten percent per annum. In addition, the note is secured by a mortgage on a portion of the land held by the Company for development. The entire principal amount outstanding is due and payable in full on March 5, 1998.

                                 PROPOSAL FOR VOTING

PROPOSAL 1:  ELECTION OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the reelection of the two incumbent directors as discussed under "Election of Directors."


                                    OTHER MATTERS

    The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.


                                STOCKHOLDER PROPOSALS

    In accordance with the rules of the Securities and Exchange Commission ("SEC"), any proposal of a stockholder intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company, to the attention of the Secretary, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, by July 10, 1998, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1998 Annual Meeting.


                         ANNUAL REPORT - FINANCIAL STATEMENTS

    A copy of the Company's 1997 Annual Report on Form 10-KSB, including financial statements for years ended June 30, 1997 and 1996, is being mailed to all stockholders herewith. The Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is to be made.


                                  By order of the Board of Directors




                                  Marjorie A. Cogan
                                  Secretary



Dated:  November 7, 1997

APPENDIX TO PROXY STATEMENT
FORM OF PROXY



                           PROXY SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS OF NBI, INC.

                        For Annual Meeting on December 5, 1997


    The undersigned hereby appoints Marjorie A. Cogan and Jay H. Lustig, or either of them, attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of capital stock of NBI, Inc. (the "Company") held of record by the undersigned on October 3, 1997, at the Annual Meeting of Stockholders of NBI, Inc., to be held at the Belle Vernon Holiday Inn, I-70 and Highway 51, Belle Vernon, Pennsylvania, on Friday, December 5, 1997, at 4:00 p.m. Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given in respect to the same shares of stock.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED WITH RESPECT TO PROPOSAL 1. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR SUCH PROPOSAL, AND SUCH SHARES WILL BE VOTED IN THE DISCRETION OF THE BOARD OF DIRECTORS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO ENSURE A QUORUM, YOU ARE URGED TO DATE AND SIGN THIS PROXY ON THE LINE PROVIDED AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                         SIDE

   X     Please Mark votes as in this example
-------

The Board of Directors recommends a VOTE FOR proposal 1.



1.  Election of Directors              2.  In their discretion, the above-named
Nominees:  Jay H. Lustig and           proxies are authorized to vote upon such
Martin J. Noonan.                      other business as may properly come
                                       before the meeting or any adjournment or postponement thereof.

         For Both Nominees                            MARK HERE
-------                                              FOR ADDRESS
                                                     CHANGE AND
         Withheld From Both                      NOTE AT LEFT  _____
-------  Nominees

                                       Please sign as name appears hereon.
-------  ---------------------         When shares are held by joint tenants,
         For all nominees              both should sign.  When signing as
         except as noted above         attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Signature                     Date
                                                  ------------------     -------

                                       Signature                     Date
                                                  ------------------     -------